EXHIBIT 99.1

PepsiCo Announces Leadership Changes

PURCHASE, N.Y., March 30, 2016 – PepsiCo, Inc. (NYSE: PEP) today announces the departure of Tom Greco, CEO, Frito-Lay North America (FLNA) and a series of senior executive changes that will expand the responsibilities of key leaders and support the company’s ongoing strategies for growth.

“Tom has been a strong and valued leader inside PepsiCo for more than three decades, and has made lasting contributions to our business. He is leaving PepsiCo to pursue his long-standing career goal of being CEO of a company outside our industry. He leaves FLNA in great shape. We thank him for his service and wish him nothing but the best as he begins a new chapter in his career,” said PepsiCo Chairman and CEO Indra Nooyi.

“PepsiCo’s deep bench of world-class leaders and our top-notch talent development capabilities allow us to elevate our next generation of talent into bigger roles,” Nooyi said.

Specifically, the company announced the following promotions:

Al Carey, CEO, North America Beverages (NAB), has been promoted to CEO, North America. In his new role, Carey will oversee NAB, FLNA and Quaker Foods North America (QFNA). Bringing the company’s three North America businesses under a single leader will enable PepsiCo to further leverage its complementary brand portfolio across snacks, beverages and nutrition to unlock new growth opportunities. Carey will continue to report to Nooyi.

Kirk Tanner, Chief Operating Officer (COO), NAB and President, Global Foodservice, has been promoted to President and COO, NAB. A 24-year veteran of PepsiCo with strong leadership experience across snacks, beverages and foodservice, Tanner will now lead all aspects of PepsiCo’s beverage business in North America, reporting to Carey.

Vivek Sankaran, COO, FLNA, has been promoted to President and COO, FLNA. Since joining PepsiCo from McKinsey in 2009, Sankaran has held senior leadership positions spanning snacks, Power of One customers, and corporate strategy. He will now lead all aspects of PepsiCo’s Frito-Lay snacks business in North America, reporting to Carey.

DEEP BENCH OF PROVEN LEADERS

“Al, Kirk and Vivek are three seasoned and successful leaders who are ready to take on increased responsibility,” Nooyi said. “They have each played an important part in our recent success and bring unique strengths to their new roles. I have every confidence that they will build on our progress and continue to propel our business forward.”

Carey is a 35-year veteran of PepsiCo. In his most recent role as CEO of NAB, he continued the transformation of the company’s beverage portfolio and led NAB to deliver strong top and bottom line results. His vast PepsiCo experience makes him uniquely qualified to assume his new role as CEO of PepsiCo North America. He has held various senior roles across snacks, beverages and foodservice during his career, including CEO of FLNA, COO of PepsiCo Beverages and Foods North America, SVP of Sales for Pepsi-Cola North America, COO of FLNA, President of FLNA’s West business unit, and General Manager of FLNA Foodservice.

Tanner brings deep PepsiCo experience and a track record of delivering strong results to his new role. As COO of NAB and President of Global Foodservice, he successfully expanded partnerships and drove growth across PepsiCo’s retail and foodservice customer base. Tanner has worked in 11 domestic and international locations during his PepsiCo career and held numerous leadership roles across sales, operations, customer marketing, distribution and channel development.

Since joining PepsiCo seven years ago, Sankaran has established himself as a respected leader across the company. He has held several senior leadership positions that have contributed to PepsiCo’s success, including Chief Commercial Officer for PepsiCo North America, Chief Customer Officer for FLNA, SVP and General Manager of FLNA’s South business unit, and SVP of Corporate Strategy and Development. Prior to joining PepsiCo, he was a partner at McKinsey, where he advised Fortune 100 companies with a focus on retail and high tech.

There will be no change to the company’s external financial reporting structure. The company will continue to report segments as FLNA, Latin America, QFNA, NAB, Europe Sub-Saharan Africa (ESSA) and Asia, Middle East and North Africa (AMENA), consistent with current practice.

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About PepsiCo
PepsiCo products are enjoyed by consumers one billion times a day in more than 200 countries and territories around the world. PepsiCo generated more than $63 billion in net revenue in 2015, driven by a complementary food and beverage portfolio that includes Frito-Lay, Gatorade, Pepsi-Cola, Quaker and Tropicana. PepsiCo’s product portfolio includes a wide range of enjoyable foods and beverages, including 22 brands that generate more than $1 billion each in estimated annual retail sales.

At the heart of PepsiCo is Performance with Purpose – our goal to deliver top-tier financial performance while creating sustainable growth and shareholder value. In practice, Performance with Purpose means providing a wide range of foods and beverages from treats to healthy eats; finding innovative ways to minimize our impact on the environment and reduce our operating costs; providing a safe and inclusive workplace for our employees globally; and respecting, supporting and investing in the local communities where we operate. For more information, visit www.pepsico.com.

Cautionary Statement
Statements in this communication that are “forward-looking statements” are based on currently available information, operating plans and projections about future events and trends. Terminology such as “aim,” “anticipate,” “believe,” “drive,” “estimate,” “expect,” “expressed confidence,” “forecast,” “future,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “position,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: changes in demand for PepsiCo’s products, as a result of changes in consumer preferences or otherwise; changes in the legal and regulatory environment; imposition of new taxes, disagreements with tax authorities or additional tax liabilities; PepsiCo’s ability to compete effectively; PepsiCo’s ability to grow its business in developing and emerging markets or unstable political conditions, civil unrest or other developments and risks in the markets where PepsiCo’s products are made, manufactured, distributed or sold; unfavorable economic conditions in the countries in which PepsiCo operates; increased costs, disruption of supply or shortages of raw materials and other supplies; failure to realize anticipated benefits from PepsiCo’s productivity initiatives or global operating model; business disruptions; product contamination or tampering or issues or concerns with respect to product quality, safety and integrity; damage to PepsiCo’s reputation or brand image; failure to successfully complete or integrate acquisitions and joint ventures into PepsiCo’s existing operations or to complete or manage divestitures or refranchisings; changes in estimates and underlying assumptions regarding future performance that could result in an impairment charge; PepsiCo’s ability to recruit, hire or retain key employees or a highly skilled and diverse workforce; loss of any key customer or changes to the retail landscape; any downgrade or potential downgrade of PepsiCo’s credit ratings; the ability to protect information systems against, or effectively respond to, a cybersecurity incident or other disruption; PepsiCo’s ability to implement shared services or utilize information technology systems and networks effectively; fluctuations or other changes in exchange rates; climate change or water scarcity, or legal, regulatory or market measures to address climate change or water scarcity; failure to successfully negotiate collective bargaining agreements, or strikes or work stoppages; infringement of intellectual property rights; potential liabilities and costs from litigation or legal proceedings; and other factors that may adversely affect the price of PepsiCo’s common stock and financial performance.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts: Media Jay Cooney Vice President, Communications 914-325-3485 jay.cooney@pepsico.com	Investor Jamie Caulfield Senior Vice President, Investor Relations 914-253-3035 investor@pepsico.com